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                       CONSENT OF INDEPENDENT ACCOUNTANTS


We hereby consent to the incorporation by reference in this Post-Effective Amendment No. 6 to the registration statement on Form N-4 (No. 333-79701) of our report dated February 15, 2002, relating to the financial statements of Fortis Benefits Insurance Company, which appears in the Statement of Additional Information constituting part of Post-Effective Amendment No. 5 to such registration statement. We also consent to the incorporation by reference of our report dated April 6, 2001, relating to the financial statements of Fortis Benefits Insurance Company Variable Account D, which appears in such Statement of Additional Information. We also consent to the reference to us under the heading "Independent Public Accountants" in such Statement of Additional Information.


PRICEWATERHOUSECOOPERS LLP
Minneapolis, Minnesota
December 27, 2002